UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 31, 2005


                             Deli Solar (USA), Inc.
                    (formerly Meditech Pharmaceuticals, Inc.)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                        000-12561                 95-3819300
------------------------         ---------------------       -------------------
(State of Incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)


                558 Lime Rock Road, Lime Rock, Connecticut 06039
             ------------------------------------------------------
           (Address of principal execute offices, including zip code)


                                  (860)435-7000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)





------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

     On June 14, 2005, Deli Solar (USA), Inc. (the "Company") filed a Current Report on Form 8-K. The pro forma consolidated financial statements of Meditech Pharmaceuticals Inc. in that 8-K contained some errors in the trial balances of Meditech and of Deli Solar (BVI). The Meditech balance sheet included a recording of cash and receivables received from the private placement transaction. The Deli Solar (BVI) trial balance incorrectly included income of its subsidiary, Deli Solar (PRC), for the period from acquisition to date, as if it had been recorded using the equity method. The Company is filing this Current Report on Form 8-K/A to correct those erroneously recorded transactions. The Company is also filing this Current Report on Form 8-K/A to present the recapitalization of Deli Solar (BVI), which includes the effects of the private placement that took place concurrently with the acquisition of Meditech by Deli Solar (BVI), as well as an explanation of the private placement and subsequent reverse stock split.


ITEM 9.01      Financial Statements and Exhibits

                          INDEX TO FINANCIAL STATEMENTS
                         MEDITECH PHARMACEUTICALS, INC.
                        (PRO-FORMA FINANCIAL STATEMENTS)

PRO-FORMA CONSOLIDATED BALANCE SHEET                                   F-1
    (UNAUDITED), MARCH 31, 2005.

PRO-FORMA STATEMENTS OF OPERATIONS                                     F-2
    (UNAUDITED)FOR THE YEAR
    ENDED DECEMBER 31, 2004.

PRO-FORMA STATEMENTS OF OPERATIONS                                     F-3
    (UNAUDITED) FOR THE THREE MONTHS
    ENDED MARCH 31, 2005.

NOTES TO UNAUDITED PRO-FORMA                                           F-4
    CONSOLIDATED FINANCIAL STATEMENTS.

                          MEDITECH PHARMACEUTICALS INC.

                PRO-FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                 MARCH 31, 2005

                                                                 BVI           Private      Consolidating      Pro-forma
                            Assets             Meditech       Deli Solar      Placement        Entries        Consolidated
                                            ------------- ---------------- --------------- ---------------- ---------------
 Current assets
 Cash and cash equivalents                  $           - $      1,093,994 $     5,184,630 $              - $     6,278,624
 Trade accounts receivable                              -          255,049                                          255,049
 Allowances for doubtful accounts                       -         (88,600)               -                -         (88,600)
                                            ------------- ---------------- --------------- ---------------- ---------------
 Net trade accounts receivable                          -          166,449               -                -         166,449
 Prepaid expenses                                       -          384,164                                          384,164
 Related party receivable                               -                -                                                -
 Inventories                                            -          487,470               -                -         487,470
                                            ------------- ---------------- --------------- ---------------- ---------------
 Total current assets                                   -        2,132,077       5,184,630                -       7,316,707

Property, plant and equipment
Buildings                                               -        1,575,401                                        1,575,401
 Machinery and equipment                                -           42,236                                           42,236
 Vehicles                                               -           61,474                                           61,474
 Computer equipment                                     -            5,818                                            5,818
 Office equipment                                       -            3,512                                            3,512
 Construction in progress                               -        1,030,199               -                -       1,030,199
                                            ------------- ---------------- --------------- ---------------- ---------------
 Total                                                  -        2,718,640               -                -       2,718,640
 Accumulated depreciation                               -        (131,391)               -                -        (131,391)
                                            ------------- ---------------- --------------- ---------------- ---------------
 Net property, plant and equipment                      -        2,587,249               -                -       2,587,249
 Prepaid land lease                                     -           67,715               -                -          67,715
Total other assets                                      -           67,715               -                -          67,715
                                            ------------- ---------------- --------------- ---------------- ---------------
 Total assets                               $           - $      4,787,041 $     5,184,630 $              - $     9,971,671
                                            ============= ================ =============== ================ ===============
Liabilities and stockholders' equity
 Current liabilities
 Trade accounts payable                     $           - $         67,431 $             - $              - $        67,431
 Related party payable                                  -          320,679                                          320,679
 Other payables                                         -          254,607                                          254,607
 Accrued expenses                                       -              668                                              668
 Deposits                                               -            4,962                                            4,962
 Short-term notes payable                               -          533,213               -                -         533,213
                                            ------------- ---------------- --------------- ---------------- ---------------
 Total current liabilities                              -        1,181,560               -                -       1,181,560

 Stockholders' equity
 Common stock                                         359           50,000               -          (44,214)          6,145
 Additional paid in capital                          (359)               -       5,184,630           44,214       5,228,485
 Retained earnings                                      -        3,555,481               -                -       3,555,481
                                            ------------- ---------------- --------------- ---------------- ---------------
 Total stockholders' equity                             -        3,605,481       5,184,630                -       8,790,111
                                            ------------- ---------------- --------------- ---------------- ---------------
 Total Liabilities and stockholders' equity $           - $      4,787,041 $     5,184,630 $              - $     9,971,671
                                            ============= ================ =============== ================ ===============


See notes to unaudited pro-forma consolidated financial statements.
                                      F-1

                          MEDITECH PHARMACEUTICALS INC.

                 PRO-FORMA STATEMENTS OF OPERATIONS (UNAUDITED)

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                 BVI        Consolidating      Pro-forma
                            Assets             Meditech       Deli Solar      Entries        Consolidated
                                            ------------- ---------------- --------------- ----------------

Sales revenues                               $          - $      9,380,246  $            - $      9,380,246
Cost of goods sold                                      -        6,633,836               -        6,633,836
                                            ------------- ---------------- --------------- ----------------
Gross profit                                            -        2,746,410               -        2,746,410

Operating expenses
Advertising                                             -          249,084               -          249,084
Other selling expenses                                  -           86,217               -           86,217
Salaries and benefits                                   -          170,008               -          170,008
Depreciation                                            -           31,471               -           31,471
Other general and administrative                  307,936          118,739               -          426,675
                                            ------------- ---------------- --------------- ----------------
Total operating expenses                          307,936          655,519               -          963,455
                                            ------------- ---------------- --------------- ----------------
Net operating income                             (307,936)       2,090,891               -        1,782,955

Other income (expense)
Interest income                                        70                -               -               70

Interest expense                                                       (43)                             (43)
Gain on asset disposal                                  -           (3,971)              -           (3,971)
Other                                                   -           50,148               -           50,148
                                            ------------- ---------------- --------------- ----------------
Total other income (expense)                           70           46,134               -           46,204
                                            ------------- ---------------- --------------- ----------------
Net income before taxes                          (307,866)       2,137,025               -        1,829,159
Taxes                                                   -                -               -                -
                                            ------------- ---------------- --------------- ----------------
Net income                                  $    (307,866)$      2,137,025 $             - $      1,829,159
                                            ============= ================ =============== ================

                                                                              Pre-split        Post-split

Basic EPS                                                                  $          0.05 $           0.30
                                                                           --------------- ----------------
Diluted EPS                                                                $          0.04 $           0.23
                                                                           --------------- ----------------
Denominator for basic EPS                                                       36,850,589        6,145,290
                                                                           --------------- ----------------
Denominator for diluted EPS                                                     48,164,903        8,031,009
                                                                           --------------- ----------------


See notes to unaudited pro-forma consolidated financial statements.

                          MEDITECH PHARMACEUTICALS INC.

                 PRO-FORMA STATEMENTS OF OPERATIONS (UNAUDITED)

                                 MARCH 31, 2005


                                                                 BVI        Consolidating      Pro-forma
                            Assets             Meditech       Deli Solar      Entries        Consolidated
                                            ------------- ---------------- --------------- ----------------

Sales revenues                               $          - $      1,199,033  $            - $      1,199,033
Cost of goods sold                                      -          950,114               -          950,114
                                            ------------- ---------------- --------------- ----------------
Gross profit                                            -          248,919               -          248,919

Operating expenses
Advertising                                             -           60,067               -           60,067
Other selling expenses                                  -            6,704               -            6,704
Salaries and benefits                                   -           28,966               -           28,966
Depreciation                                            -            7,221               -            7,221
Other general and administrative                   44,041           28,567               -           72,608
                                            ------------- ---------------- --------------- ----------------
Total operating expenses                           44,041          131,525               -          175,566
                                            ------------- ---------------- --------------- ----------------
Net operating income                              (44,041)         117,394               -           73,353

Other income (expense)
Interest income                                        23                -               -               23
Interest expense                                                   (10,857)                         (10,857)
Gain on debt forgiveness                        2,278,158                -      (2,278,158)               -
                                            ------------- ---------------- --------------- ----------------
Total other income (expense)                           70          (10,857)     (2,278,158)         (10,834)
                                            ------------- ---------------- --------------- ----------------
Net income before taxes                         2,234,140          106,537      (2,278,158)          62,519
Taxes                                                   -                -               -                -
                                            ------------- ---------------- --------------- ----------------
Net income                                  $   2,234,140 $        106,537 $    (2,278,158)$         62,519
                                            ============= ================ =============== ================

                                                                              Pre-split        Post-split

Basic EPS                                                                  $             - $           0.01
                                                                           --------------- ----------------
Diluted EPS                                                                $             - $           0.01
                                                                           --------------- ----------------
Denominator for basic EPS                                                       36,850,589        6,145,290
                                                                           --------------- ----------------
Denominator for diluted EPS                                                     48,164,903        8,031,009
                                                                           --------------- ----------------


See notes to unaudited pro-forma consolidated financial statements.

                          MEDITECH PHARMACEUTICALS INC.

         NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2005


1.   BASIS OF PRESENTATION

The unaudited pro-forma consolidated financial statements include the accounts of Meditech Pharmaceuticals, Inc. ("Meditech") and Deli Solar Holding Ltd. ("BVI Deli Solar"). Meditech acquired 100% of the outstanding stock of BVI Deli Solar in a stock exchange on March 31, 2005 by issuing 24,407,784 shares of common stock (4,067,964 post-split). The transaction was accounted for as a recapitalization of BVI Deli Solar with the capital structure of Meditech. Prior to that, BVI Deli Solar acquired Bazhou Deli Solar Energy Heating Co., Ltd. ("Bazhou Deli Solar") in a transfer of entities under common control, wherein the prior owners of Bazhou Deli Solar incorporated BVI Deli Solar by investing registered capital of $50,000 and then transferring their ownership in Bazhou Deli Solar to BVI Deli Solar in exchange for promissory notes. In a transfer of entities under common control the transaction is presented as if it had occurred at the beginning of the first period presented. Thus, the resultant financial statements will be primarily those of BVI Deli Solar combined with Bazhou Deli Solar, adopting the capital structure of Meditech.

Meditech is the registrant, a Nevada company incorporated on March 21, 1983. Meditech has a fiscal year end of May 31. The balance sheet of Meditech on February 28, 2005, as filed with Form 10-QSB, contained no assets and no liabilities. The balance sheet of Meditech as of February 28, 2005 is presented in the pro-forma consolidated balance sheet. The statement of operations of Meditech for the year ended May 31, 2004, as filed with Form 10-KSB is presented in the pro-forma consolidated statement of operations for the year ended December 31, 2004. The statement of operations of Meditech for the three months ended February 28, 2005, as filed with Form 10-QSB is presented in the pro-forma consolidated statement of operations for the three months ended March 31, 2005. During the three months ended February 28, 2005, Meditech had no operations other than general and administrative expenses. The income from debt forgiveness will be non-recurring, and has therefore been eliminated on pro-forma consolidation.

BVI Deli Solar was incorporated in the British Virgin Islands on June 10, 2004, for the purpose of acquiring and holding Bazhou Deli Solar, and has no other operations. The consolidated unaudited balance sheet of BVI Deli Solar as of March 31, 2005 is included in the pro-forma consolidated balance sheet. BVI Deli Solar's audited consolidated statement of operations for the year ended December 31, 2004 is included in the pro-forma consolidated statement of operations for the year ended December 31, 2004, and its unaudited consolidated statement of operations for the three months ended March 31, 2005 is included in the pro-forma consolidated statement of operations for the three months ended March 31, 2005.

                          MEDITECH PHARMACEUTICALS INC.

         NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2005


1.   BASIS OF PRESENTATION (Continued)

Bazhou Deli Solar was incorporated on August 19, 1997 in the People's Republic of China (the PRC), and is in the business of manufacturing and selling solar energy heaters, heating stoves, related accessories, and other solar energy products within the PRC.


2.   CONSOLIDATING ENTRIES

The consolidating entries on the pro-forma consolidated balance sheet agree common stock to the post-acquisition common shares outstanding multiplied by par value, with adjustments being made against additional paid in capital accounts.

The consolidating entries on the pro-forma  consolidated statement of operations
for  the  three  months  ended  March  31,  2005   eliminate  the  effect  of  a
non-recurring gain on debt forgiveness.


3.   PRIVATE PLACEMENT

In conjunction with the acquisition transaction, the Company consummated a private placement wherein it issued 10,285,740 shares of common stock (1,714,290 post-split) and 5 year warrants to purchase an additional 10,285,740 (1,714,290 post-split) common shares at an exercise price of $0.64167 per share ($3.85 post-split) for gross proceeds of $6,000,015 less costs of issuance of $815,385. In connection with the private placement the Company issued 1,028,574 (171,429 post-split) 5 year warrants to financial advisors, making outstanding warrants for a total of 11,314,314 common shares (1,885,719 post-split).

4.   SUBSEQUENT REVERSE STOCK SPLIT

Subsequent to the acquisition the Company effected a 1:6 reverse stock split. The effects of the reverse split have been applied to the pro-forma balance sheet.

5.   EARNINGS PER SHARE

A reconciliation of the numerators and denominators used in calculating pre-split and post-split basic and diluted earnings per share is contained in the following table.

                                                              Pre-split                           Post-split
                                                      2005               2004              2005             2004
                                                  ---------------  ----------------    ---------------  --------------
NUMERATOR FOR BASIC AND DILUTED EPS
Net income to common stockholders                 $        62,519  $      1,829,159    $        62,519  $    1,829,159
                                                  ===============  ================    ===============  ==============
DENOMINATORS FOR BASIC AND DILUTED EPS
Common stock and outstanding at recapitalization       25,836,797        25,836,797          4,309,658       4,309,658
Add: Common stock issued in private placement          11,013,792        11,013,792          1,835,632       1,835,632
DENOMINATORS FOR BASIC EPS                             36,850,589        36,850,589          6,145,290       6,145,290
                                                  ===============  ================    ===============  ==============
Add: Outstanding stock warrants                        11,314,314        11,314,314          1,885,719       1,885,719
DENOMINATORS FOR DILUTED EPS                           48,164,903        48,164,903          8,031,009       8,031,009
                                                  ===============  ================    ===============  ==============
EPS - Basic                                       $             -  $           0.05    $          0.01  $         0.30
EPS - Diluted                                     $             -  $           0.04    $          0.01  $         0.23
                                                  ---------------  ----------------    ---------------  --------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 10, 2006                      Deli Solar (USA), Inc.
                                        ----------------------
                                        (Registrant)

                                        By: /s/ Deli Du
                                           ----------------------------------
                                           Deli Du
                                           President and Chief Executive
                                           Officer























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